EMPLOYMENT AGREEMENT BETWEEN
                             THE SOURCE COMPANY AND
                                 ROBERT G. SHUPE

         THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of the 30th day of August, 1995 between THE SOURCE COMPANY, a Missouri corporation ("Employer" or "Company"), and Robert G. Shupe ("Employee").

         Employer and Employee agree that the Company is in the business of the collection of retail discount allowances, pocket payments and other rebates, discounts and allowances related to the sale of periodicals, books and other products through retail operations, the collection, review and analysis of retail sales information, the sale of rack fixtures, and related consulting services throughout the United States and Canada. The parties recognize the nationwide scope of the Company's business and the national relationships established with the parties necessary to transact the Company's business.

         Employer and Employee wish to establish the terms of the continuing employment of Employee and desire to enter into this Agreement for that purpose; and therefore, Employer and Employee agree as follows:

         1. Employment. Employer hereby employs Employee, and Employee hereby accepts such employment from Employer upon the following terms and conditions. Employee represents that Employee's employment by the Company under the terms of this Agreement will not violate or result in a breach of any agreement or obligation to which Employee is a party or by which Employee may be bound.

         2. Term of Employment. The term of Employee's employment under this Agreement shall commence as of the date hereof and continue until February 4, 1996, and thereafter shall automatically be extended and continued for successive one-year periods unless terminated by Employer or Employee as of the end of the initial term, or at any time thereafter, upon not less than 30 calendar days' notice of termination; or, in the case of a termination by Employer, any combination of notice and/or termination pay which totals one month. Employee's employment under this Agreement may also be terminated at any time during the term hereof upon the occurrence of any of the following:

                  (A) Employee's death.

                  (B) At Employer's option, on 30 days' written notice, in the event of Employee's Disability (defined as the failure substantially to discharge Employee's duties under this Agreement for 90 consecutive days or 120 days during any 12- month period as a result of an injury,



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         disease,   sickness  or  other  physical  or  mental   incapacity).   A
         determination of Employee's Disability shall be made by a licensed physician chosen by Employer subject to Employee's approval, which approval shall not be unreasonably withheld. If Employer and Employee do not agree on a physician, a physician shall be chosen by the Dean of the Washington University (St. Louis) School of Medicine. The cost of the determination shall be borne by the corporation and shall be binding on Employer and Employee.

                  (C) By Employer for "cause," which shall mean: (i) Employee has engaged in the conduct of bribery, stealing, embezzlement, fraud, dishonesty, giving false information or statements, submitting false reports, misappropriation of funds or violation of paragraph 6 of this Agreement; (ii) Employee's continuing failure to perform Employee's duties or excessive, unexcused absenteeism from work (provided Employer has given written notice to Employee setting forth the basis for Employer's claim of Employee's failure to perform Employee's duties or excessive, unexcused absenteeism, and Employee has failed to correct such failure of performance or absenteeism), other than for Employee's Disability under paragraph (B); or (iii) Employee's conviction of a felony.

                  (D) Upon the mutual agreement in writing of the Company and the Employee.

Upon Employee's cessation of employment for any of the above reasons or voluntarily by Employee upon advance written notice as provided herein, Employee shall receive only accrued salary, bonus and vacation pay earned and unpaid as of the date of termination, and shall not be entitled to additional compensation.

         3.   Duties  of   Employment.   Employee   shall   serve   Employer  as
President-Display Group. Employer may also designate additional duties to be performed by Employee. Employee shall serve at Employer's direction and control to the best of Employee's ability, and shall perform such duties and in such capacities within the scope of Employee's position as are assigned to Employee from time to time by senior officers of Employer.

         4. Compensation. Employer agrees to pay Employee for Employee's services during the term of Employee's employment under this Agreement a base salary as set forth in Appendix A, subject to required withholdings and payable at such times and otherwise on a basis consistent with Employer's normal pay and compensation practices. If applicable, Employer shall also pay Employee additional incentive bonuses, if earned, determined in the manner provided in Appendix A.

         5. Extent of Services. Employee agrees to devote Employee's entire working time, attention, skills and productive efforts to the business of


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
Employer (except for usual vacations and reasonable time for attention to personal affairs, so long as Employee's performance is not adversely affected thereby). Employee agrees to continually endeavor to improve Employee's ability and knowledge of the business of Employer in order to increase the value of Employee's services for the mutual benefit of Employee and Employer. Employee shall not, during the term of this Agreement or any extension thereof, without Employer's prior written consent, be engaged in any other business activity, whether or not such business activity is pursued for gain, profit or other pecuniary advantage; which shall not prevent Employee from investing in not more than 1% of any issue of capita) stock or other securities of any corporation whose stock is traded on a national securities exchange or over-the-counter market and with which Employee has no employment, representative, agency or fiduciary relationship.

         6. Covenants of Employee.

                  (A) During Employee's employment with Employer and for two years thereafter, Employee agrees that Employee will not, in any manner, directly or indirectly:

                           (i) Except as required in Employee's duties to Employer, disclose or divulge to any person or entity, or use for Employee's own benefit or the benefit of any other person, directly or indirectly, any knowledge, business methods, customer lists, supplier lists, data, business plans or other information of Employer. Employer and Employee stipulate that, as between them, such information is important, material and confidential and greatly affects the effective and successful conduct of the business and the goodwill of Employer;

                          (ii) Solicit, divert, take away or interfere with any of the customers, business, employees or agents of Employer; or

                         (iii) Engage, personally or as an employee, owner, partner, associate, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business within the United States or Canada which is competitive with any business in which Employer engaged during Employee's employment by Employer, or which Employer has formulated definitive plans to enter and of which Employee has knowledge.

                  (B)Each agreement of Employee in this paragraph 6 shall be construed to be independent and severable from any other provision of this Agreement. The existence of any claim or cause of action against Employer, whether based on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of any such agreement.

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                  (C)Employer  and Employee intend to restrict the activities of
         Employee under this paragraph 6 only to the extent necessary for the protection of the business interests of Employer. Should any of the provisions hereof be determined to be too broad for that purpose or invalid or unenforceable for any reason, such provisions will be so interpreted and applied in such a narrower sense as is necessary to make them valid and enforceable in accordance with the intent of Employer and Employee expressed herein, or, if legally necessary in any jurisdiction, so as to severally exclude any one or more of them from this Agreement.

                  (D)For purposes of this Agreement, a business will be deemed competitive if it is conducted in whole or in part within the United States or Canada and involves the collection of retail discount allowances, pocket payments or other rebates, discounts or allowances relating to the sale of periodicals, books or other products through retail operations, the collection, review and analysis of retail sales information, the sale of rack fixtures, and related consulting services; or if it involves any other business which is competitive with any business in which the Company is engaged during the term of this Agreement or as of the date of Employee's cessation of employment, or as to which the Company has formulated, on or before the date of cessation of employment, definitive plans to enter into, of which Employee has knowledge.

         7. Expenses and Fringe Benefits. During the term of this Agreement:

                  (A)Employer will pay or reimburse Employee for items of reasonable and necessary expense authorized by Employer and incurred by Employee in the interest of the business of Employer upon presentation by Employee, within 90 days after the date incurred, of an itemized account of such expenditures sufficient to support the deductibility thereof for federal income tax purposes. Any such reimbursement shall be made by Employer within its normal expense reimbursement cycle, generally within 30 days after Employer's receipt of such itemization from Employee.

                  (B)Employee shall be entitled to participate in the fringe benefits (medical, including dependent coverage, life insurance, pension, retirement, 401k or other fringe benefits, some or all of which may entail Employee contributions), if any, normally accorded to Employees at the same level as Employee; provided, however, that nothing in this Agreement shall obligate Employer to continue any such benefits in force (or to require Employer to maintain the benefits at their present levels, standards or Employee contribution rate) for any particular period of time. Employer specifically reserves

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
         the right to add or change any such coverages or benefits, to reduce any coverages or benefits, or to eliminate any coverages or benefits at any time, and to change the eligibility criteria, carriers, providers or plans relating to any such benefits or coverages, with corresponding changes in coverage, cost and eligibility, without any such change, cancellation or modification being deemed a breach of this Agreement.

         8. Documents. All documents, software, records, notebooks, programs, invoices, statements and correspondence, including all copies thereof, relating to the business of Employer, whether prepared by Employee or others ("Employer Documents") are the sole property of Employer. Upon the cessation of Employee's employment with Employer, all Employer Documents in Employee's possession or control will be returned and left with the Employer.

         9. Remedies. It is agreed that the breach or evasion of the terms of this Agreement by Employee will result in immediate and irreparable injury to Employer which cannot be adequately compensated for by the payment of damages alone and will authorize recourse to injunction and/or specific performance and all other legal or equitable remedies to which Employer may be entitled. No remedy conferred by any specific provision of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by any party shall not constitute a waiver of the right to pursue other available remedies. Employee represents and admits that in the event of the cessation of Employee's employment with Employer for any reason, Employee's experience and capabilities are such that Employee can obtain employment in a business in other lines or of a different nature, and the enforcement of a remedy by way of injunction will not prevent Employee from earning a livelihood. In the event Employer or Employee institutes legal action to enforce the provisions of this Agreement which results in a judgment, the prevailing party shall be entitled to recover its reasonable attorneys' fees and related costs and expenses, in addition to any other judgment, award or remedy to which such party may be entitled.

         10. Severability; Enforceability. All agreements and covenants herein are severable. In the event any of them are held to be invalid or unenforceable as to any jurisdiction by any competent court, this Agreement shall continue in full force and effect and, subject to subparagraph 6(C), shall be interpreted as if such agreements or covenants were not contained herein, to the extent necessary with respect to that jurisdiction. The reason or cause for termination of Employee's employment or non-renewal of this Agreement shall not affect the enforceability of any provision of this Agreement.

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
         11. Waiver or Modification. No waiver, amendment or modification of this Agreement or any portion hereof shall be valid unless it is in writing and duly executed by the party to be charged therewith. No evidence of any waiver, amendment or modification shall be offered or received into evidence in any proceeding, arbitration or litigation between the parties arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver, amendment or modification is in writing and duly executed as described above. The failure of the Employer to exercise or otherwise act with respect to any of its rights hereunder in the event of a breach of any of the terms or conditions hereof by Employee shall not be construed as a waiver of such breach, nor shall any such conduct prevent the Company from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.

         12. Notices. All notices or other communications hereunder shall be written and shall be deemed to have been given if delivered personally or mailed by certified or registered mail, return receipt requested, or sent by next business day courier,


         if to Employer, to:               and, if to Employee, to:

         The Source Company                Robert G. Shupe
         Attention: President              4109 Pheasant Run Dr.
         11644 Lilburn Park Road           Greensboro, North Carolina 27408
         St. Louis, Missouri 63146

or to such other addresses and persons as to which the parties give notice in the manner provided under this paragraph 12.

         13. Construction. This Agreement shall be governed by and construed under the laws of the State of Missouri, notwithstanding the place of execution hereof or the performance of any acts in connection with this Agreement or Employee's employment by Employer hereunder in any other jurisdiction. For purposes of paragraph 6 of this Agreement, references to Employer shall include companies or other entities controlled by, controlling or under common control with Employer, whether such control is exercised through ownership or other direction of the management or policies of any such company or entity.

         14. Successors. This Agreement shall be binding upon and shall inure to the benefit of Employer and Employee and their respective successors, assigns, heirs, executors, administrators and legal representatives.


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
         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



EMPLOYEE                                       THE SOURCE COMPANY "Employer"



/s/ Robert G. Shupe                            By:
--------------------                               ---------------------------
Robert G. Shupe                                    S. Leslie Flegel
                                                   Chairman of the Board and
                                                   Chief Executive Officer
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